UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☐            Preliminary information statement

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☒	Definitive information statement

Mutual Fund Series Trust
(Name of Registrant as Specified in Its Charter)

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Catalyst/SMH High Income Fund

Catalyst/SMH Total Return Income Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of an investment sub-adviser to the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund (the “Funds”), each a series of Mutual Fund Series Trust (the “Trust”).

SMH Capital Advisors, LLC (“SMH”) has served as investment sub-adviser to the Funds since their inception in May 2008. SMH was previously owned by Summer Wealth Management Company, LLC, and indirectly by Fredric Mark Edelman, Thomas Haskell Lee, and Mark Kevin Gormley by virtue of their indirect ownership interests in the parent company of SMH. At the close of business on July 31, 2017, Dwayne Moyers, a portfolio manager of the Funds, and the President, Chief Investment Officer and member of the Board of Managers of SMH exercised an option to buy 100% of SMH from Summer Wealth Management Company, LLC.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a “change in control” of an investment adviser causes the adviser’s management agreement, or in this case, sub-advisory agreement, to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. There has been no change to the management and key personnel of SMH as a result of the change in ownership. However, the Trust has determined that the planned transaction may be a technical change in control of SMH. As a result, the Board of Trustees of the Trust at a meeting held on May 16, 2017, approved a new sub-advisory agreement between the Funds’ investment adviser, Catalyst Capital Advisors LLC, and SMH, which is substantially similar to the previous agreement. The Board of Trustees is, therefore, providing this Information Statement to the Funds’ shareholders.

As always, please feel free to contact the Fund at 1-866-447-4228 with any questions you may have.

Sincerely,

Jerry Szilagyi

President

Mutual Fund Series Trust

Catalyst/SMH High Income Fund

Catalyst/SMH Total Return Income Fund

each a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund (each, a “Fund” and, collectively, the “Funds”), each a series of Mutual Fund Series Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Order”). The Order permits the Funds’ investment adviser, Catalyst Capital Advisors LLC (the “Adviser”), to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees (the “Board of Trustees” or the “Board” or the “Trustees”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order provided the Fund is managed by the Adviser (or any entity controlling, controlled by or under common control with the Adviser) and complies with the terms and conditions set forth in the application for the Order.

SMH Capital Advisors, LLC (“SMH”) has served as investment sub-adviser to the Funds since their inception in May 2008. SMH was previously owned by Summer Wealth Management Company, LLC, and indirectly by Fredric Mark Edelman, Thomas Haskell Lee, and Mark Kevin Gormley by virtue of their indirect ownership interests in the parent company of SMH. At the close of business on July 31, 2017, Dwayne Moyers, a portfolio manager of the Funds, and the President, Chief Investment Officer and member of the Board of Managers of SMH exercised an option to buy 100% of SMH from Summer Wealth Management Company, LLC.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a “change in control” of an investment adviser causes the adviser’s management agreement, or in this case, sub-advisory agreement, to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. There has been no change to the management and key personnel of SMH as a result of the change in ownership. However, the Trust has determined that the planned transaction may be a technical change in control of SMH. As a result, the Board of Trustees of the Trust at a meeting held on May 16, 2017, approved a new sub-advisory agreement between the Adviser and SMH (the “New Sub-Advisory Agreement”), which is substantially similar to the previous agreement.

This Information Statement is being supplied to each Fund’s shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about September 25, 2017 to the Funds’ shareholders of record as of August 30, 2017 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement for the Fund. As of the Record Date, there were issued and outstanding 4,320,057.657 Class A shares, 2,697,468,534 Class C shares, and 1,371,323.594 Class I shares of the Catalyst/SMH High Income Fund and 1,056,948.278 Class A shares, 2,221,232.850 Class C shares, and 2,400,209.161 Class I shares of the Catalyst/SMH Total Return Income Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of the Funds’ most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17605 Wright Street, Omaha, NE 68130, by calling 1-866-447-4228 or by visiting www.CatalystMutualFunds.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Sub-Advisory Agreement

At the May 16, 2017 in person meeting, the Board approved the hiring of SMH to the Funds pursuant to a Sub-Advisory Agreement between the Adviser and SMH. Under the terms of the investment management agreement between the Trust and Catalyst, on behalf of the Funds, Catalyst is entitled to receive an annual advisory fee from the Fund equal to 1.00% of each Funds’ average daily net assets. Under the terms of the Prior Sub-Advisory Agreement, SMH is entitled to receive an annual fee from the Advisor of 50% of the net management fees that the Advisor receives from the Fund. The “net advisory fee” is defined as the gross management fees earned by the Adviser from the Fund less expenses the Fund incurs that are allocated and subtracted from the gross management fees. For such compensation, SMH, at its expense, continuously furnished an investment program for the Funds, made investment decisions on behalf of the Funds, and placed all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determined. The Prior Sub-Advisory Agreement was approved by the shareholders of each Fund and was effective with respect to the Funds on October 26, 2012. The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), most recently unanimously approved the Prior Sub-Advisory Agreement at a meeting on August 22, 2016.

The Prior Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The Prior Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Prior Sub-Advisory Agreement can be terminated on not more than 60 days’ notice by SMH given to the Fund.

The Prior Sub-Advisory Agreement provides that SMH will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Prior Sub-Advisory Agreement, except for the date of execution, effectiveness, and termination. There will be no increase in fees paid by the Fund in connection with the New Sub-Advisory Agreement. The effective date of the New Sub-Advisory Agreement with respect to the Fund was August 1, 2017.

Evaluation by the Board of Trustees

At a meeting held on May 16, 2017, the Board of Trustees approved the Sub-Advisory Agreement for the Fund. The Board of Trustees’ determination to approve the Sub-Advisory Agreement followed their consideration of various factors and review of written materials provided by SMH. The Board of Trustees’ deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed SMH’s responses to a series of questions regarding, among other things, their investment performance, SMH’s quality of services, comparative fee and expense information, and an estimate of SMH’s profitability from managing the Fund (“15c Response”). The Trustees noted that SMH is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Fund.

Nature, Extent, and Quality of Services. The Trustees reviewed SMH’s portfolio management team noting the strong experience of the team. They acknowledged their familiarity with the sub-advisor personnel and good working relationship with the Board and the Adviser. The Trustees considered the sub-

advisor’s efforts to improve asset growth for the Funds and noted that the Funds’ assets have rebounded during the prior year. The Trustees concluded that the sub-advisor had the potential to continue to deliver a level of service consistent with their expectations.

Performance. The Trustees reviewed each Fund’s performance for the one year, five year and since inception periods. They noted the Funds’ significant outperformance relative to their respective benchmarks and Morningstar categories during the trailing one year period. They noted the Funds underperformed their benchmarks for the 5 year and since inception periods, but acknowledged the very volatile nature of each Fund’s portfolio and agreed that such swings in performance were not unexpected. A representative of the Adviser noted that it had worked with the sub-advisor portfolio management team to review the strategy and potentially lower its overall volatility through potential decreased concentration of the portfolio. The Trustees concluded that the sub-advisor had the potential to continue to provide reasonable returns to existing and future shareholders of each Fund.

Fees and Expenses. The Trustees reviewed the sub-advisory fees for each Fund and noted that the Adviser charges an advisory fee of 1.00%, and that 50% of each Fund’s net advisory fee was paid to the sub-advisor as a sub-advisory fee. The Trustees considered a comparison of the sub-advisory fee to the fees charged by the sub-advisor to its separately managed account clients noting that the fee was less than what it received from its SMA clients and in line with the fee received from wrap programs. The Trustees discussed the allocation of fees between Catalyst and SMH with respect to each Fund relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor and sub-advisor was appropriate. The Trustees concluded that the sub-advisory fee received by SMH from each Fund was reasonable.

Profitability. The Trustees considered the sub-advisor’s profitability in connection with its relationship with each Fund. They noted that the sub-advisor realized a profit in connection with its relationship with the Fund during the prior year but agreed that the amount of profit realized by the sub-advisor was not excessive in terms of actual dollars or percentage of revenue. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with each Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had realized economies of scale with respect to the provision of sub-advisory services to the Fund. The Trustees agreed that at current asset levels, as well as reasonably foreseeable asset levels, the Adviser and sub-advisor were unlikely to realize meaningful economies of scale over the next two years and, therefore, the issue would be reconsidered when the sub-advisory agreement was considered for renewal.

Conclusion. Having requested and received such information from SMH as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the sub-advisory agreement was in the best interests of each Fund and its respective shareholders.

Information Concerning SMH

SMH is a Texas limited liability corporation located at 4800 Overton Plaza, Suite 300, Fort Worth, TX 76109. The names, titles, addresses, and principal occupations of the principal executive officers and directors of SMH are set forth below:

Name and Address:*	Title & Principal Occupation
Dwayne Alan Moyers	President, Chief Investment Officer, and Senior Portfolio Manager
Bob Buchholz	Chief Compliance Officer
Daniel Alan Rudnitsky	Vice President, Senior Portfolio Manager

* The address for each officer and director is 4800 Overton Plaza, Suite 300, Fort Worth, TX 76109.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with certain management and legal administrative services, and compliance services.

Security Ownership of Management AND
Certain Beneficial Owners

Catalyst/SMH High Income Fund

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

No Shareholders are known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class A shares or the Fund’s Class C shares as of the Record Date.

As of the Record Date, the record owners of 5% or more of the Fund’s Class I shares are listed in the following table.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA Attn: Department Manager 1000 Harbor Boulevard Weehawken, NJ 07086	111,177.2280	8.12%
LPL Financial A/C 1000-0005 4707 Executive Drive Sand Diego, CA 92121	81,168.8540	5.93%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

Catalyst/SMH Total Return Income Fund

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

As of the Record Date, the record owners of 5% or more of the Fund’s Class A shares are listed in the following table.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Mid Atlantic Trust Company FBO/JE Hurley Construction Company, Inc 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	58,092.0990	5.51%

As of the Record Date, the record owners of 5% or more of the Fund’s Class C shares are listed in the following table.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA Attn: Department Manager 1000 Harbor Boulevard Weehawken, NJ 07086	216,167.2190	9.76%

As of the Record Date, the record owners of 5% or more of the Fund’s Class I shares are listed in the following table.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA Attn: Department Manager 1000 Harbor Boulevard Weehawken, NJ 07086	166,279.1930	6.94%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

OTHER MATTERS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is an expense of SMH.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-1-866-447-4228, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated : September 21, 2017

Appendix A

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, between Catalyst Capital Advisors LLC, a New York limited liability corporation (the "Adviser"), and SMH Capital Advisors, LLC., a Texas limited liability corporation (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to series of Mutual Fund Series Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement dated as of July 31, 2006 as amended (the "Management Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Funds listed on Appendix A (each a “Fund” and collectively, the “Funds”), each a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to each Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of each Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

(b)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;

(c)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(d)	The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to paragraph heading: Execution of Purchase and Sale Orders below;

(e)	The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the board may reasonably request;

(f)	The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Funds’ securities transactions, and with such other information relating to the Trust as may be required under the terms of the then- current custody agreement between the Trust and the custodian;

(g)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Funds’ fund accountant for assistance in obtaining price sources for securities held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Funds’ accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;

(h)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted, and

(2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;

(i)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub- adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

(j)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the sub- adviser's compliance program.

Custodian. The assets of each Fund shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding each Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund.

Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Funds or any specific level of performance, nor the success of Sub- Adviser's overall management of the Funds. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Funds’ prospectus and statement of additional information.

Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of the Funds, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds. The Sub-Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Funds, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Funds. The Sub-Adviser's services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Funds (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefore a fee equal to fifty percent (50%) of the net advisory fees paid by each Fund to the Adviser. Net advisory fees are defined as management fees less fee waivers due to the expense caps and any revenue sharing, administration or sub-transfer agency fees not paid by the Fund. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Funds.

Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

Duration and Termination. The term of this Agreement shall begin on the date set forth on Appendix A and shall continue in effect for a period of two (2) years from the date set forth on Appendix A. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on at least 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub- Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub- Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub- Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any

successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Sub- Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

Indemnification. Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Catalyst Capital Advisors LLC	SMH Capital Advisors, Inc.

By: /s/ Jerry Szilagyi	By: /s/ Dwayne Moyer

Name: Jerry Szilagyi	Name: Dwayne Moyer

Title: President	Title: President

Date: August 1, 2017	Date: August 1, 2017

CATALYST FUNDS

SUB-ADVISORY AGREEMENT

SMH Capital Advisors, LLC

Appendix A

Fund	Effective Date
Catalyst/SMH High Income Fund	August 1, 2017
Catalyst/SMH Total Return Income Fund	August 1, 2017

Catalyst/SMH High Income Fund

Catalyst/SMH Total Return Income Fund

each a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund (the “Fund”), each a series of Mutual Fund Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of a sub-advisory agreement between the Funds’ investment adviser, Catalyst Capital Advisors LLC (the “Adviser”), and SMH Capital Advisors, LLC (“SMH”), the Funds’ sub-adviser.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows the Adviser to hire and replace investment sub-advisers without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about September 25, 2017 to shareholders of record of the Fund as of August 30, 2017. The Information Statement will be available on the Trust’s website at www.CatalystMF.com until December 31, 2017. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@CatalystMutualFunds.com or toll-free at 1-866-447-4228.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.